
AMERICAN
NATIONAL
BANK & TRUST COMPANY

AMNB Investor Presentation

March 31, 2022

Forward-Looking Statements

Certain statements in this presentation may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that include projections, predictions, expectations or beliefs about future events or results or otherwise and are not statements of historical fact. Such statements are often characterized by the use of qualified words (and their derivatives) such as "expect," "believe," "estimate," "plan," "project," "anticipate" or other statements concerning opinions or judgments of American National and its management about future events. The forward-looking statements herein are based on certain assumptions and analyses by American National and are factors it believes are appropriate under the circumstances. Actual results could differ materially from those contained in or implied by such statements for a variety of reasons including, but not limited to: the impacts of the ongoing COVID-19 pandemic; changes in interest rates; changes in accounting principles, policies or guidelines; significant changes in the economic scenario; significant changes in regulatory requirements; significant changes in securities markets; and changes regarding acquisitions and dispositions. Consequently, all forward-looking statements made herein are qualified by these cautionary statements. American National does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Our Story – American National

Nasdaq: AMNB

Company Highlights

AMERICAN NATIONAL
BANKSHARES INC.

AMERICAN NATIONAL
BANK & TRUST COMPANY

AMERICAN NATIONAL
WEALTH MANAGEMENT

$3.3 Billion in assets	**$2.0** Billion in loans	**$2.9** Billion in deposits
$1.1 Billion in wealth management assets	Stock symbol **AMNB**	**NASDAQ** Global Select
$377 Million market cap	2020 ***Forbes Best in State*** Bank Recognition	2021 *American Banker* ***Best Banks to Work For***

Financial data and wealth assets as of 3/31/2022; market cap as of 6/3/2022

Bank Footprint

Founded in Danville, VA in 1909, American National has 26 locations in Virginia and North Carolina

VIRGINIA

#1 State for Business (CNBC)
#4 State for Business (Forbes)
#1 Best Business Climate (Business Facilities)

NORTH CAROLINA

#2 State for business (CNBC, 2022 and 2021)
#1 State for Business (Forbes)
#2 Best Business Climate
(Business Facilities)
#1 State to locate or expand a business
(Site Selection Magazine)


Charlottesville
Richmond
Roanoke
Lynchburg
Danville
Greensboro/
Winston-Salem
Raleigh
Charlotte

Strong Board of Directors



Nancy Howell Agee
President & CEO
Carilion Clinic



Tammy Moss Finley
EVP & General Counsel
Advance Auto Parts



Jeffrey V. Haley
President & CEO
American National Bankshares Inc.
American National Bank & Trust Company



Michael P. Haley
Retired Advisor
Fenway Partners, LLC



Charles S. Harris
Retired Assistant to the President for External Relations
Averett University



F.D. Hornaday III
President & CEO
Knit Wear Fabrics, Inc.



John H. Love
Retired President & Chief Operating Officer
W.E. Love & Associates LLC



Charles H. Majors
Chairman of the Board
American National Bankshares Inc.
American National Bank & Trust Company



Ronda M. Penn
Chief Financial Officer
Plexus Capital LLC



Dan M. Pleasant
Chief Operating Officer
The Dewberry Companies Inc.



Joel R. Shepherd
President
Virginia Home Furnishings Inc.

Seasoned Management



Jeffrey V. Haley
President & Chief Executive Officer



Jeffrey W. Farrar
Chief Operating Officer & Chief Financial Officer



Edward C. Martin
Chief Administrative Officer



Rhonda P. Joyce
Co-Head of Banking, Commercial



Alex Jung
Co-Head of Banking, Consumer & Financial Services



John H. Settle
President of Wealth Management



Charles Canaday, Jr.
Regional President



Mark Smith
Chief Credit Officer



Lutheria Smith
Chief Human Resources Officer



Cathy W. Liles
Chief Accounting Officer



Chuck Sivley
Chief Technology Officer



Michelle M. Gaydica
Director of Digital Banking and Client Experience



Sheila Kanlisi
Director of Internal Audit



Carolyn Kiser
Director of Marketing & Community Affairs



Brandon Atkins
Senior Risk Officer

Our 2022-2024 Strategic Focus

As we witness transformation all around us - in banking and beyond - we will be active participants.

Our foundation is strong; we will leverage our past success and work together to push through the status quo and embrace change.

We will nurture existing relationships at the same time we invest in new initiatives and markets to quickly fuel our growth.

*Never taking our employees or customers for granted, we will efficiently adapt to their needs and **propel forward.***

- MAINTAIN STRONG FINANCIAL PERFORMANCE
- GROW OUR FRANCHISE
- ENHANCE THE CUSTOMER EXPERIENCE
- ACHIEVE OPERATIONAL EXCELLENCE
- INVEST IN TALENT & STRENGTHEN OUR CULTURE OF SUCCESS

Our Core Values & Our Culture of Success

Relationship Focus
Establishing trust based on respecting others and doing the right thing

Teamwork
Working as one team, we value diverse perspectives to move us forward together

Reliability
Doing what we say we are going to do through responsive communication and service

Authenticity
Being genuine and practical in our words and actions

Constant Improvement
Embracing change as we push ourselves to be better

Our Culture of Success
American National is committed to advancing a culture of belonging, with a focus on diversity, equity, and inclusion. We challenge ourselves to be and do better at nurturing the equitable and inclusive experience necessary for all stakeholders to succeed and thrive.

Pillars of Success

AMNB Pillars of Success

STRATEGIC GROWTH
organically and as a seasoned, opportunistic acquirer (successfully integrated three banks since 2011)

DISCIPLINED
credit culture that maintains top tier asset quality (NPAs/Asset levels consistently below peers)

CONSISTENT PROFITABILITY
with non-interest bearing low cost funding in excess of peer levels in addition to diverse revenue streams

SHAREHOLDER-FOCUSED
with proven track record of shareholder returns consistently at or above peers

STRATEGIC GROWTH: **Organic, de novo + Acquisition**

Increased Total Population Access (M)



7.9
3.9
2.5
2.3
1.7
1.4
0.5
Legacy Markets
Burlington/Greensboro NC (2013)
Roanoke, VA (2015)
Winston-Salem, NC (2017)
Blacksburg - Christiansburg, VA (2019)
Raleigh, NC (2020)
Total Access

Focus on adjacent, growing markets

NC TRIAD: Greensboro, Winston-Salem, NC

- Increased loan portfolio by 39% and deposits by 89% since opening full-service Winston-Salem branch in 2019
- NC Triad loans: 13.4% 5-Year CAGR

NC TRIANGLE: Raleigh, NC

- $126.6 million in loans and $11.1 million in deposits since expanding to Raleigh in 2019 with a de novo presence

Source: S&P Global Market Intelligence
Note: Legacy markets include Danville, VA MSA; Lynchburg, VA MSA; Martinsville, VA MSA; Caswell County, NC; Halifax County, VA

STRATEGIC GROWTH: **Opportunistic Acquisitions**


$3.3B
11 markets
$2.5B
11 markets
$1.8B
9 markets
$1.5B
7 markets
$1.3B
6 markets
$809M
4 markets
$571M
4 markets
Added to Russell 2000 Index
Acquired Lynchburg, Virginia-based Community First Bank
Expanded to South Boston & Ridgeway
Jeffrey V. Haley named President
Expanded into North Carolina by acquiring MidCarolina Bank, adding offices in Burlington, Graham, Mebane, and Greensboro
Acquired Franklin Community Bank, in Franklin County, Virginia with offices in Rocky Mount and Smith Mountain Lake
Launched a de novo banking presence with team lift-outs in both Roanoke, VA and Winston-Salem, NC
Acquired HomeTown Bank, further growing market share in Roanoke, VA and established a presence in the New River Valley
Expanded into the NC Triangle (Raleigh, NC) with a de novo banking presence
2000
2010
2011
2015
2017
2019
2021

STRATEGIC GROWTH: **Opportunistic Acquisitions**


AMERICAN
NATIONAL

- Successfully integrated three banks since 2011
- Most recent acquisition of HomeTown Bankshares completed in 2019
- Further deepened our presence in the Roanoke, VA MSA and established a presence in the New River Valley
- Roanoke and the New River Valley are home to Virginia Tech and Carilion Clinic, with many healthcare, retail, and technology-focused businesses
- $684M in-market deposits and 6.64% market share in Roanoke MSA

Source: FDIC Deposit Market Share Report at June 30, 2021 for the Roanoke MSA

CONSISTENT PROFITABILITY: (GAAP)


Net Income ($000)
15,249
22,579
20,906
30,045
43,526
8,999
2017
2018
2019
2020
2021
2022*


Diluted EPS ($)
$1.76
$2.59
$1.98
$2.73
$4.00
$0.84
2017
2018
2019
2020
2021
2022*


Return on Average Assets (%)
0.87%
1.24%
0.91%
1.08%
1.37%
1.08%
2017
2018
2019
2020
2021
2022*


Return on Average Equity (%)
7.34%
10.56%
7.16%
9.12%
12.50%
10.24%
2017
2018
2019
2020
2021
2022*

* YTD through 3/31/2022

CONSISTENT PROFITABILITY: (Operating and Pre-tax pre-provision, Non-GAAP)



PTPP Operating Income ($000)
27,091
28,122
38,005
46,098
52,414
10,704
2017
2018
2019*
2020
2021
2022**



PTPP Operating EPS ($)
$3.13
$3.23
$3.61
$4.20
$4.82
$1.00
2017
2018
2019*
2020
2021
2022**



PTPP Return on Assets (%)
1.54%
1.54%
1.65%
1.66%
1.65%
1.29%
2017
2018
2019
2020
2021
2022**



PTPP Return on Average Tangible Equity (%)
16.65%
16.64%
18.97%
20.09%
20.90%
16.84%
2017
2018
2019
2020
2021
2022**

* Adjusted for $11.8 million in nonrecurring merger expenses
** YTD through 3/31/2022

CONSISTENT PROFITABILITY: **Diverse Revenue**

Diverse sources of revenue driving noninterest income (Q1 2022):


Deposit Accounts 30%
Mortgage Banking
Wealth 32%
Other 33%
Noninterest income $5.6 million (21.5% of total revenues)


Wealth Management Assets ($M)
$839
$769
$878
$976
$1,171
$1,133
2017
2018
2019
2020
2021
Q122

CONSISTENT PROFITABILITY: **Expense Control**


Noninterest Expense Trends
$80
$70
$60
$50
$40
$30
$20
$10
$0
Noninterest Expense ($ in millions)
3.00%
2.75%
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
Noninterest Expense / Average Assets
$42.9
$44.2
$66.1
$54.6
$59.0
$15.3
2.44%
2.37%
2.36%
1.97%
1.86%
1.85%
2017
2018
2019
2020
2021
Q1 2022
Salaries & Benefits
Occupancy & Equipment
Data Processing
Professional Fees
Other
Merger Expense
Recurring Nonint Exp / Avg Assets *

* Total non-interest expenses excluding merger expense; annualized for Q1 2022

DISCIPLINED CREDIT CULTURE: **Asset Quality**


NPAs to Total Assets
0.21%
0.11%
0.15%
0.12%
0.07%
0.06%
2017
2018
2019
2020
2021
1Q22


Net Charge-offs to Average Loans
0.02%
0.05%
0.01%
0.03%
-0.01%
-0.01%
2017
2018
2019
2020
2021
2022*


Provision for (Recovery of)
Loan Losses in $000
$1,016
($103)
$456
$8,916
($2,825)
($758)
2017
2018
2019
2020
2021
2022*


Allowance for Loan Losses to
Total Loans
1.02%
0.94%
0.72%
1.06%
0.96%
0.90%
2017
2018
2019
2020
2021
1Q22

* YTD through 3/31/2022

Capital Management Priorities



Common Stock Dividends ($)
$0.97
$1.00
$1.04
$1.08
$1.09
$0.28
2017
2018
2019
2020
2021
1Q22



Share Repurchases (000s)
86
141
266
89
2017
2018
2019
2020
2021
1Q22



Net Income Returned to Shareholders (%) *
55%
39%
67%
56%
47%
71%
2017
2018
2019
2020
2021
Q122

* Dividends and share repurchases as a percentage of net income

SHAREHOLDER FOCUSED: **Historical Valuation, 3 Yrs**

Price / Tangible Book Value



AMNB Median 150%
KRX Median 174%
225%
175%
125%
75%
161%
152%
5/13/19
8/13/19
11/13/19
2/13/20
5/13/20
8/13/20
11/13/20
2/13/21
5/13/21
8/13/21
11/13/21
2/13/22
5/13/22
AMNB
KRX

Price / Next-Twelve-Months EPS (x)



AMNB Median 11.8x
KRX Median 12.7x
18.0x
16.0x
14.0x
12.0x
10.0x
8.0x
6.0x
11.2x
10.1x
5/13/19
8/13/19
11/13/19
2/13/20
5/13/20
8/13/20
11/13/20
2/13/21
5/13/21
8/13/21
11/13/21
2/13/22
5/13/22
AMNB
KRX

Source: S&P Global market Intelligence, pricing as of 5/13/22

SHAREHOLDER FOCUSED: **Historical Valuation, 5 Yrs**

Price / Tangible Book Value


AMNB Median 168%
KRX Median 184%
275%
225%
175%
125%
75%
161%
152%
5/13/17 8/13/17 11/13/17 2/13/18 5/13/18 8/13/18 11/13/18 2/13/19 5/13/19 8/13/19 11/13/19 2/13/20 5/13/20 8/13/20 11/13/20 2/13/21 5/13/21 8/13/21 11/13/21 2/13/22 5/13/22
AMNB
KRX

Price / Next-Twelve-Months EPS (x)


AMNB Median 12.4x
KRX Median 13.1x
20.0x
15.0x
10.0x
5.0x
11.2x
10.1x
5/13/17 8/13/17 11/13/17 2/13/18 5/13/18 8/13/18 11/13/18 2/13/19 5/13/19 8/13/19 11/13/19 2/13/20 5/13/20 8/13/20 11/13/20 2/13/21 5/13/21 8/13/21 11/13/21 2/13/22 5/13/22
AMNB
KRX

Source: S&P Global Market Intelligence, pricing as of 5/13/22

Q1– 2022 Performance And Recent Accomplishments

Q1 – 2022 Financial Highlights

- **Net Income:** $9.0 million in Q1 2022
- **Diluted EPS:** $0.84 in Q1 2022
- **Loans, excluding PPP:** grew 2.7% over Q4 2021 and 10.7% over Q1 2021
- **PTPP EPS:** $1.00 for Q1 2022 representing 1.29% return on average assets
- **Noninterest income:** $5.6 million (vs. $5.9 million in Q1 2021, a 5.4% decrease)
- **Nonperforming assets / Total assets:** 0.06% for Q1 2022 vs. 0.10% for Q1 2021
- **Annualized net charge-offs** were (0.01%) for Q1 2022

Focus on Digital & Customer Experience

- Upgraded digital banking platform in September 2021 to a more robust mobile-friendly platform with added features like Zelle, credit score monitoring, and more
- Reissued contactless debit cards to all card holders in April 2022
- Upgraded Treasury Management platform in May 2022 to a system with a stronger user experience, enhanced security and reporting, and a mobile app



Why invest in American National?

We are a community bank known for



Strong Earnings
Attractive dividend
Consistently outperforming peers
Opportunistic disciplined growth
Capital to support growth
Seasoned board and management

Appendix

Loan Portfolio

Loan Portfolio - $2.0 Billion



Commercial R.E. (Non Owner-Occupied)
Commercial R.E. (Owner Occupied)
Residential R.E.
Commercial & Industrial
Consumer & Other
Construction
37.9%
20.2%
19.4%
14.6%
0.4%
7.5%

Commercial Real Estate

Office	18.8%
Retail	18.2%
Industrial/Warehouse	17.9%
Multifamily	16.3%
1-4 Family Residential Rental	13.8%
Hotel	7.4%
Restaurant	4.0%
Church	2.6%
Land – Residential A&D	1.0%

The loan portfolio percentages due not include PPP loans of $689 thousand outstanding at March 31, 2022.

Securities Portfolio

Securities Portfolio at Q1 2022



Other (Corporate) 4.2%
US Treasury, 21.1%
Mortgage-backed and CMOs, 50.0%
State and municipal, 9.6%
Federal agencies and GSEs, 15.1%

Portfolio Highlights

- Conservative, high quality and diverse
  - $686.2 million AFS securities portfolio(1)
  - Current book yield of 1.42%
  - Effective duration of 3.7%
  - All investment grade
  - No investments are classified
- Strong source of liquidity
- Minimal pre-payment or extension risk

(1) Period end balances as of March 31, 2022

Deposit Portfolio

Deposit Base Highlights

- Legacy markets provide a stable source of low-cost core deposits
- 86% core deposits
- Q1 2022 Cost of total deposits – 8 bps
- 15.3% year-over-year growth in average non-maturity deposits at March 31, 2022

Deposit Migration History



100%
80%
60%
40%
20%
0%
2017
2018
2019
2020
2021
Q122
17.2
7.8
14.8
34.5
25.7
16.3
6.8
15.0
34.1
27.8
16.3
6.6
15.9
33.1
28.1
10.5
4.7
19.2
33.8
31.8
8.4
3.9
18.9
33.9
34.9
7.6
3.7
18.5
35.2
35.0
Demand Deposits
MMDA & Savings
NOW & Other Trans. Accounts
Retail CDs
Jumbo CDs

* Source: FDIC Market share data through June 30, 2021

Capital Management


Capital Ratios
18%
16%
14%
12%
10%
8%
6%
4%
2%
0%
14.09%
12.04%
13.28%
9.31%
7.54%
Total Risk Based Capital
Common Equity Tier 1
Tier 1 Risk Based Capital
Tier 1 Leverage
Tangible Equity to Tangible Assets
2017
2018
2019
2020
2021
Q122

Nasdaq: AMNB

Investor Contacts

Jeffrey V. Haley

President & Chief Executive Officer

Jeffrey Farrar

Executive Vice President
Chief Operating Officer
Chief Financial Officer

Analyst Coverage

Keefe, Bruyette & Woods

Raymond James & Associates

Stephens Capital